Exhibit 10.1

AMENDMENT NO. 4

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made as of June 4, 2007 by and among Actuant Corporation, a Wisconsin corporation (the “Borrower”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Illinois)), as the administrative agent for the “Lenders” referred to below (the “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Amended and Restated Credit Agreement, dated as of December 22, 2004, among the Borrower, the financial institutions from time to time parties thereto (the “Lenders”) and the Agent (as amended by Amendment No. 1 thereto dated as of July 15, 2005, Amendment No. 2 thereto dated as of May 1, 2006 and Amendment No. 3 thereto dated as of February 16, 2007, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Required Lenders and the Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Change in Control” set forth in Article I of the Credit Agreement is hereby amended to (i) delete the word “or” set forth immediately prior to clause (e) thereof and (ii) insert at the end thereof the following phrase: “or (f) any ‘Change of Control’ (or other term of like effect) as defined in the Senior Note Indenture”.

(b) The definition of “Consolidated Indebtedness” set forth in Article I of the Credit Agreement is hereby amended to (i) delete the word “and” set forth immediately prior to clause (ii) thereof and (ii) insert at the end thereof the following phrase: “and (iii) Indebtedness evidenced by the Senior Note Indenture if funds remain irrevocably deposited with the trustee under the Senior Note Indenture in an amount sufficient to redeem all outstanding Senior Notes (including interest thereon) and all other sums due under the Senior Note Indenture in accordance with the terms thereof.”

(c) The definition of “Non-cash Interest Expense” set forth in Article I of the Credit Agreement is hereby amended to insert therein immediately following the phrase “the Prior CSFB Credit Agreement” the following phrase: “, the Senior Note Indebtedness”.

(d) The definition of “Specified Financing Transactions” set forth in Article I of the Credit Agreement is hereby amended to (i) insert a comma at the end of clause (b) thereof, (ii) delete the word “and” set forth immediately prior to clause (c) thereof and (iii) insert at the end thereof the following phrase: “and (d) the execution and delivery of the Senior Note Indenture and the issuance of the Senior Notes thereunder.”

(e) Article I of the Credit Agreement is hereby amended to insert therein, in proper alphabetical order, the following definitions:

“Permitted Refinancing Senior Note Indebtedness” means any replacement, renewal, refinancing or extension of any Senior Note Indebtedness permitted by this Agreement that (i) does not exceed the aggregate principal amount of the Senior Note Indebtedness being replaced, renewed, refinanced or extended and (ii) does not have a maturity date or any installment, sinking fund, mandatory redemption or other principal payment due before the date 180 days after the later of the Revolving Loan Termination Date and the Term Loan Maturity Date, including, without limitation, the exchange of notes evidencing such Senior Note Indebtedness for notes that have terms substantially identical in all material respects to such original notes, except that such new notes do not contain terms with respect to transfer restrictions.

“Senior Note Indebtedness” means (i) Indebtedness of the Borrower under the Senior Note Indenture and the Senior Notes and (ii) Permitted Refinancing Senior Note Indebtedness that is unsecured and all of the terms and conditions of which are reasonably acceptable to the Agent and the Required Lenders; provided, that terms that are substantially similar to (or less restrictive than) those set forth in the Senior Note Indenture immediately prior to the refinancing thereof shall be deemed acceptable.

“Senior Note Indenture” means that certain Indenture, dated on or about June 11, 2007, between the Borrower and the “Trustee” referred to therein, under which the Borrower has issued senior unsecured notes in an original aggregate principal amount of up to $300,000,000, as such Indenture may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Notes” means the “Notes” as defined in the Senior Note Indenture, as such Notes may be amended, restated, supplemented or otherwise modified from time to time.

(f) Section 5.3 of the Credit Agreement is hereby amended to insert therein immediately following the phrase “is bound (including, without limitation,” the following phrase: “the Senior Note Indenture, the Senior Notes,”.

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(g) Section 6.11 of the Credit Agreement is hereby amended to insert at the end thereof the following paragraph (xiv):

(xiv) Senior Note Indebtedness.

(h) Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.17 Subordinated Indebtedness and Senior Note Indebtedness. The Borrower will not, and will not permit any Subsidiary to, make any amendment or modification to the indenture, note or other agreement evidencing or governing any Subordinated Indebtedness or Senior Note Indebtedness that is adverse to the interests of the Lenders, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness other than, after the issuance of the Subordinated Indebtedness, the exchange of notes evidencing such Indebtedness for notes that have terms substantially identical in all material respects to such original notes, except that such new notes do not contain terms with respect to transfer restrictions. The Borrower shall give the Agent five Business Days’ prior written notice of the terms of any amendment or modification to the indenture, note or other agreement evidencing or governing any Subordinated Indebtedness or Senior Note Indebtedness

(i) Section 6.21(a) of the Credit Agreement is hereby amended to delete therefrom the phrase “Within 30 days after the date specified in such notice” and to insert therefor the following phrase: “On or prior to the date 30 days after the date specified in such notice or, if earlier, the date on which such Material Domestic Subsidiary becomes party to a guaranty of the Senior Note Indebtedness or any other obligation of the Borrower”.

(j) Section 6.21(c) of the Credit Agreement is hereby amended to insert at the end thereof the following paragraph (iv):

(iv) Guaranties of Other Obligations. If, at any time after the Effective Date, any Subsidiary of the Borrower that is not party to the Guaranty shall become party to a guaranty of the Senior Note Indebtedness or any other obligation of the Borrower, the Borrower shall immediately notify the Agent thereof and cause such Subsidiary to comply with Section 6.21(a) (but without giving effect to the 30-day grace period provided therein).

(k) Section 6.21(d) of the Credit Agreement is hereby amended to insert therein immediately following the phrase “with respect to Subordinated Indebtedness” the following phrase: “and Senior Note Indebtedness”.

2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if, the Agent shall have received:

(a) executed copies of this Amendment from the Borrower and the Required Lenders;

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(b) executed copies of the Reaffirmation attached hereto in the form of Exhibit A from each existing Guarantor and Pledgor;

(c) an executed copy of the Senior Note Indenture, in form and substance acceptable to the Agent;

(d) all fees (if any) agreed to be paid by the Borrower in connection with this Amendment; and

(e) such other instruments and documents as the Agent shall have reasonably requested in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) The Borrower has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper corporate proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(b) Neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions contemplated herein or in the Credit Agreement (as modified hereby), nor compliance with the provisions hereof or thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower, (ii) the Borrower’s articles or incorporation or by-laws or (iii) the provisions of any indenture, instrument or agreement to which the Borrower is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower pursuant to the terms of any such indenture, instrument or agreement.

(c) No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower, is required to be obtained by the Borrower in connection with the execution and delivery of this Amendment or the legality, validity, binding effect or enforceability of the Credit Agreement (as modified hereby).

(d) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement (as modified hereby) are true and correct except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

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4. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated otherwise herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Borrower (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on any collateral (including the Pledged Collateral) which have been granted by it in favor of the Agent (for itself, the Lenders and the other holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ACTUANT CORPORATION,
as the Borrower and a Pledgor

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA (Illinois)), as a Lender and as Agent

By:	/s/ Brian L. Grossman
Name:	Brian L. Grossman
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ C. Jeffrey Seaton
Name:	C. Jeffrey Seaton
Title:	Managing Director

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Caroline V. Krider
Name:	Caroline V. Krider
Title:	Vice President & Senior Lender

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Thomas R. Durham
Name:	Thomas R. Durham
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

HARRIS, N.A., as a Lender

By:	/s/ Thad D. Rasche
Name:	Thad D. Rasche
Title:	Director

M&I MARSHALL & ILSLEY BANK,
as a Lender

By:	/s/ Ronald J. Carey
Name:	Ronald J. Carey
Title:	Vice President

By:	/s/ James R. Miller
Name:	James R. Miller
Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Rob Squires
Name:	Rob Squires
Title:	Assistant Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Stephen E. Green
Name:	Stephen E. Green
Title:	Senior Vice President

CREDIT INDUSTRIEL ET COMMERCIAL,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 4 to Credit Agreement

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Daniel Holzhauer
Name:	Daniel Holzhauer
Title:	Vice President

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:
Name:
Title:

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Attorney-In-Fact

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Philip G. Neary
Name:	Philip G. Neary
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas J. Purcell
Name:	Thomas J. Purcell
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

EXHIBIT A

Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 4 dated as of June 4, 2007 (the “Amendment”) to the Amended and Restated Credit Agreement, dated as of December 22, 2004, by and among Actuant Corporation, a Wisconsin corporation (the “Borrower”), the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the “Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party (including, in the case of each Guarantor, without limitation, the Guaranty and, in the case of each Pledgor, without limitation, each applicable Pledge Agreement), (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on any collateral (including the Pledged Collateral) which have been granted by it in favor of the Agent (for itself and the other Lenders and holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same has previously been, or may from time to time hereafter be, amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

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IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of this 4th day of July, 2007.

ACME ELECTRIC CORPORATION

ATLANTIC GUEST, INC.

B.W. ELLIOTT MANUFACTURING CO., LLC

GB TOOLS AND SUPPLIES, INC.

GITS MANUFACTURING COMPANY, LLC

KEY COMPONENTS, INC.

KEY COMPONENTS, LLC

MARINE INDUSTRIES COMPANY, LLC

TURNER ELECTRIC, LLC

VERSA TECHNOLOGIES, INC.,

in each case, as a Guarantor

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

ENGINEERED SOLUTIONS, L.P., as a Guarantor and a Pledgor

By:	Versa Technologies, Inc., its general partner

By:	/s/ Terry M. Braatz
Name:	Terry M. Braatz
Title:	Treasurer

APPLIED POWER INVESTMENTS II, INC., as a Guarantor

By:	/s/ Patrick C. Dorn
Name:	Patrick C. Dorn
Title:	President

Signature Page to Reaffirmation